Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Utilities Portfolio
November 30, 2021
UTI-NPRT3-0122
1.810724.117
Common Stocks - 97.8%
	Shares	Value ($)
Electric Utilities - 65.9%
Electric Utilities - 65.9%
American Electric Power Co., Inc.	482,850	39,134,993
Duke Energy Corp.	454,079	44,050,204
Edison International	748,799	48,881,599
Entergy Corp.	232,840	23,363,166
Evergy, Inc.	604,882	38,289,031
Exelon Corp.	1,945,889	102,606,727
FirstEnergy Corp.	1,288,792	48,535,907
NextEra Energy, Inc.	1,693,588	146,969,565
NRG Energy, Inc.	317,614	11,440,456
OGE Energy Corp.	380,300	13,051,896
PG&E Corp. (a)	4,269,071	50,716,563
Southern Co.	1,478,277	90,322,725
		657,362,832
Independent Power and Renewable Electricity Producers - 9.9%
Independent Power Producers & Energy Traders - 7.5%
Clearway Energy, Inc.:
Class A	119,624	4,130,617
Class C	70,991	2,649,384
The AES Corp.	2,024,915	47,342,513
Vistra Corp.	1,065,973	21,191,543
		75,314,057
Renewable Electricity - 2.4%
NextEra Energy Partners LP (b)	195,824	16,654,831
Sunnova Energy International, Inc. (a)(b)	192,600	7,120,422
		23,775,253
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		99,089,310
Multi-Utilities - 22.0%
Multi-Utilities - 22.0%
CenterPoint Energy, Inc.	1,399,408	36,258,661
Dominion Energy, Inc.	622,560	44,326,272
NiSource, Inc.	1,216,043	29,805,214
Public Service Enterprise Group, Inc.	767,705	47,973,885
Sempra Energy	506,608	60,727,101
		219,091,133
TOTAL COMMON STOCKS (Cost $755,699,373)		975,543,275

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c)	8,050,050	8,051,660
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	18,140,473	18,142,288
TOTAL MONEY MARKET FUNDS (Cost $26,193,948)		26,193,948

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $781,893,321)	1,001,737,223
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(4,283,116)
NET ASSETS - 100.0%	997,454,107

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	33,119,837	133,862,235	158,930,412	4,709	-	-	8,051,660	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	57,500	184,749,807	166,665,019	8,107	-	-	18,142,288	0.1%
Total	33,177,337	318,612,042	325,595,431	12,816	-	-	26,193,948

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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